                                                                     Exhibit 99d


NEITHER THIS WARRANT NOR THE WARRANT STOCK HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE CORPORATION WILL NOT TRANSFER THIS WARRANT OR THE WARRANT STOCK UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH WARRANT OR SUCH WARRANT STOCK, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATES SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.


Series C Warrants
Warrant Certificate No. _______
Issue Date: ___________________


                                  DEMEGEN, INC.
                            (a Colorado corporation)

                   Warrant for the Purchase of [NUMBER] Shares
                                 of Common Stock
                            par value $.001 per share


Void after the earlier of (i) 5:00 p.m. Pittsburgh, Pennsylvania Time, on January 4, 2006 or (ii) that date which is sixty days after a call of this Warrant is made in accordance with the provisions of Section 9 of this Warrant.

FOR VALUE RECEIVED, Demegen, Inc. (the "Corporation"), a Colorado corporation, hereby certifies that Periodontix, Inc., or assigns ("Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Corporation at any time, or from time to time during the period commencing on the date hereof and expiring on the earlier of (i) 5:00 p.m. Pittsburgh, Pennsylvania Time, on January 4, 2006 or (ii) that date which is sixty days after a call of this Warrant is made in accordance with the provisions of Section 10 of this Warrant (such earlier date the "Expiration Date"), up to (_______) fully paid and non-assessable shares of Common Stock at a price of $1.25 per share ("Exercise Price").

The term "Common Stock" means the common stock, par value $.001 per share, of the Corporation as constituted on January 4, 2001 ("Base Date"), together with any other equity securities that may be issued by the Corporation in respect thereof or in substitution therefor. The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable or delivered upon such exercise, as adjusted from time to time, are hereinafter referred to as "Warrant Stock."


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

Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate, and (in the case of loss, theft or destruction) of satisfactory indemnification, and upon surrender and cancellation of this Warrant certificate, if mutilated, the Corporation shall execute and deliver a new Warrant certificate of like tenor and date.

Section 1. Exercise of Warrant. Subject to the call provision set forth in
Section 9, this Warrant may be exercised, subject to the requirements set forth below, in whole, or in part, at any time during the period commencing on the date hereof and expiring at 5:00 p.m. Pittsburgh, Pennsylvania Time on the Expiration Date set forth above, or, if such day is a day on which banking institutions in Pittsburgh, Pennsylvania are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this Warrant certificate to the Corporation at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Corporation) of the aggregate Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder. If this Warrant should be exercised in part only, the Corporation shall, upon surrender of this Warrant certificate for cancellation, execute and deliver a new Warrant certificate evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Corporation of this Warrant certificate, together with the Exercise Price, at its office, or by the stock transfer agent of the Corporation at its office, if any, in proper form for exercise as described above (and if other than the original Holder accompanied by proof, satisfactory to counsel for the Corporation, of the right of such person or persons to exercise the Warrant), the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, even if the stock transfer books of the Corporation shall then be closed or certificates representing such shares of Common Stock shall not have been delivered to the Holder. The Holder shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant. The Corporation shall promptly thereafter issue certificate(s) evidencing the Common Stock so purchased.

Section 2. Reservation of Shares. The Corporation shall at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Corporation (and other securities) from time to time receivable upon exercise of this Warrant. All such shares (and other securities) shall be duly authorized and, when issued upon exercise, shall be validly issued, fully paid and non-assessable.

Section 3. No Fractional Shares. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant, but the Corporation shall pay the Holder an amount equal to the fair market value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant. For purposes of this Warrant, the fair market value of a share of Common Stock shall equal the closing sale price (or if not available the average of the closing bid and asked prices) on the business day prior to exercise of this Warrant, or, if the Common Stock is then not publicly traded, then the price determined in good faith by the Board of Directors of the Corporation.


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

Section 4. Transfer.

4.1 Securities Laws. Neither this Warrant nor the Warrant Stock have been registered under the Securities Act of 1933 ("Securities Act") or any state securities laws. The Corporation will not transfer either this Warrant or the Warrant Stock unless: (i) there is an effective registration covering such Warrant or such Warrant Stock, as the case may be, under the Securities Act and applicable states securities laws; (ii) it first receives a letter from an attorney, reasonably acceptable to the Corporation's board of directors or its agents, stating that in the opinion of such attorney the proposed transfer is exempt from registration under the Securities Act and under all applicable state securities laws; or (iii) the transfer is made pursuant to Rule 144 under the Securities Act; provided, however, that this Warrant or the Warrant Stock may be transferred by the holder to holders of notes of the Holder in payment of such notes or to stockholders of the Holder, without restriction, including but not limited to any restrictions set forth in this Section 4.1.

4.2 Holdback Period and Transfer. Except as specifically restricted hereby, this Warrant and the Warrant Stock issued may be transferred by the Holder in whole or in part at any time or from time to time. Upon surrender of this Warrant certificate to the Corporation or at the office of its stock transfer agent, if any, accompanied by a request for transfer of this Warrant to a transferee, and accompanied by funds sufficient to pay any documentary stamp or similar issue or transfer tax, and upon compliance with the provisions of this Section 4, the Corporation shall, without charge, execute and deliver a new Warrant certificate in the name of such transferee, and this Warrant certificate shall promptly be canceled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon this Warrant, shall be null and void and without effect.

Section 5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Corporation, either at law or equity, unless and until this Warrant is exercised. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Corporation except to the extent set forth herein.

Section 6. Anti-Dilution Provisions.

6.1 Stock Splits, Dividends, Etc.

         6.1.1 If the Corporation shall at any time subdivide its outstanding shares of Common Stock (or other securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Corporation shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Corporation shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and adjustment to the Exercise Price pursuant to this Section shall be effective at the close of business on the effective date of such subdivision or


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

combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

         6.1.2 Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

6.2 Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any reorganization of the Corporation (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) or reclassification of the Common Stock after the Base Date or in case after such date the Corporation (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property received upon the exercise of this Warrant after such consummation.

6.3 Certificate as to Adjustments. In each case of an adjustment in the number of shares of Common Stock or the type of securities receivable on the exercise of this Warrant, the Corporation at its expense shall promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an officer of the Corporation setting forth such adjustment and showing the facts upon which such adjustment is based. The Corporation shall forthwith mail a copy of each such certificate to each Holder.

6.4 Notices of Record Date, Etc. In case:

         6.4.1 the Corporation shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right or; or

         6.4.2 of any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation; or

         6.4.3 of any plan of reorganization, reclassification, merger, conveyance of assets, dissolution, liquidation or winding-up,

then, and in each such case, the Corporation shall mail or cause to be mailed to each Holder a notice specifying, as the case may be: (i) the date on which a record is to be taken for the purpose of such


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


dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified, and this Warrant may be exercised prior to said date during the term of the Warrant.

Section 7. Legend and Stop Transfer Orders. Unless the shares of Warrant Stock have been registered under the Securities Act, upon exercise of any of this Warrant and the issuance of any of the shares of Warrant Stock, the Corporation shall instruct its transfer agent, if any, to enter stop transfer orders with respect to such shares, and all certificates representing shares of Warrant Stock shall bear on the face thereof substantially the following legend:

         This certificate has not been registered under the Securities Act of 1933. The Corporation will not transfer this certificate unless (i) there is an effective registration covering the shares represented by this certificate under the Securities Act of 1933 and all applicable state securities laws, (ii) it first receives a letter from an attorney, reasonably acceptable to the board of directors or its agents, stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Securities Act of 1933 and under all applicable state securities laws, (iii) the transfer is made pursuant to Rule 144 under the Securities Act of 1933.

Section 8. Officer's Certificate. Whenever the number or kind of securities purchasable upon exercise of this Warrant or the Exercise Price shall be adjusted as required by the provisions hereof, the Corporation shall forthwith file with its Secretary or Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted number of kind of securities purchasable upon exercise of this Warrant and the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustments. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Corporation shall, forthwith after each such adjustment, mail by certified mail a copy of such certificate to the Holder.

Section 9. Call Provisions.

9.1 Call of Warrants. At any time the Corporation may deliver to the Holder a Call Notice (as defined in Section 9.3) provided that the closing price of Corporation's Common Stock is $2.50 or more per share (as adjusted for any stock splits, stock combination or similar events) for each of the twenty (20) consecutive trading days immediately preceding the date of the Call Notice.

9.2 Exercise Following a Call Notice. Upon receipt of a Call Notice, the Holder shall have a period of sixty (60) calendar days after the date of the Call Notice (the "Exercise Period") to elect to exercise all or a portion of this Warrant in accordance with the terms of Section 1. Following a Call


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

Notice, any purchase rights under this Warrant not exercised in accordance with this Section shall expire and this Warrant shall be terminated.

9.3 Call Notices. A Call Notice shall be delivered by the Corporation in writing to the Holder and shall specify that it is being submitted pursuant to this
Section 9 and shall include evidence of the closing price of the Corporation's common stock for each of the twenty (20) consecutive trading days immediately preceding the date of the Call Notice

Section 10. Registration Rights.

10.1. Registration of Shares. Within forty (40) business days following the earlier of (a) delivery of the Call Notice pursuant to Section 9, or (b) delivery to the Corporation of a written request by the Holder or Holders of a Warrant or Warrants for the purchase of a majority of the Warrant Stock, the Corporation shall file with the SEC a registration statement on Form S-3 covering the resale to the public by the Holder of the Warrant Stock (the "Registration Statement"). The Corporation shall use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable, provided that, in the case of a registration pursuant to clause (a) above, the Exercise Period shall not expire unless and until the Registration Statement has been effective for at least five business days. The Corporation shall cause the Registration Statement to remain effective for one year from the date of effectiveness or such earlier time as all of the shares of Warrant Stock covered by the Registration Statement have been sold pursuant thereto.

10.2. Limitations on Registration Rights.

         (a) The Corporation may, by written notice to the Holder, suspend the Registration Statement after effectiveness and require that the Holder immediately cease sales of shares pursuant to the Registration Statement, in the event that the Corporation is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Corporation desires to keep confidential for business reasons, if the Corporation determines in good faith that the public disclosure requirements imposed on the Corporation under the Securities Act in connection with the Registration Statement would require disclosure of such activity, transaction, preparations or negotiations.

         (b) If the Corporation suspends the Registration Statement or requires the Holder to cease sales of shares pursuant to paragraph (a) above, the Corporation shall, as promptly as practicable following the termination of the circumstance which entitled the Corporation to do so, take such actions as may be necessary to file or reinstate the effectiveness of the Registration Statement and/or give written notice to the Holder authorizing the Holder to resume sales pursuant to the Registration Statement. If as a result thereof the prospectus included in the Registration Statement has been amended to comply with the requirements of the Securities Act, the Corporation shall enclose such revised prospectus with the notice to the Holder given pursuant to this paragraph (b), and the Holder shall make no offers or sales of shares pursuant to the Registration Statement other than by means of such revised prospectus. Notwithstanding the provisions of this section 10.2, (i) in the aggregate, all such suspensions of the Registration Statement and/or cessations of sales under the Registration Statement shall not exceed 90 days in any 12-month period and
(ii) the Corporation shall cause the Registration Statement to remain


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

effective for one additional day for each day, or any portion of a day, that the Holder was required to cease sales of shares thereunder.

10.3.    Registration Procedures.

         (a) In connection with the filing by the Corporation of the Registration Statement, the Corporation shall furnish to the Holder a copy of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act.

         (b) The Corporation shall use commercially reasonable efforts to register or qualify the Warrant Stock covered by the Registration Statement under the securities laws of each state of the United States; provided, however, that the Corporation shall not be required in connection with this paragraph (b) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

         (c) If the Corporation has delivered preliminary or final prospectuses to the Holder and after having done so the prospectus is amended or supplemented to comply with the requirements of the Securities Act, the Corporation shall promptly notify the Holder and, if requested by the Corporation, the Holder shall immediately cease making offers or sales of shares under the Registration Statement and return all prospectuses to the Corporation. The Corporation shall promptly provide the Holder with revised or supplemented prospectuses and, following receipt of the revised or supplemented prospectuses, the Holder shall be free to resume making offers and sales under the Registration Statement.

         (d) The Corporation shall pay the expenses incurred by it in complying with its obligations under this Section 10, including all registration and filing fees, exchange listing fees, fees and expenses of counsel for the Corporation, and fees and expenses of accountants for the Corporation, but excluding (i) any brokerage fees, selling commissions or underwriting discounts incurred by the Holder in connection with sales under the Registration Statement and (ii) the fees and expenses of any counsel retained by the Holder.

10.4. Indemnification.

         (a) The Corporation will indemnify the Holder and, as applicable, each of its officers, directors and partners, and each person controlling the Holder, with respect to each registration which has been effected pursuant to this
Section 10, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Corporation of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration, qualification or compliance, and will reimburse the Holder, each of its officers, directors and partners, and each person controlling the Holder, each such underwriter and each person who controls any such


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

underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Corporation will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Corporation by the Holder or underwriter and stated to be specifically for use therein.

         (b) The Holder will indemnify the Corporation, each of its directors and officers and each underwriter, if any, of the Corporation's securities covered by such a registration statement, each person who controls the Corporation or such underwriter, each other Holder and each of their officers, directors, and partners, and each person controlling such other Holder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by the Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by the Holder therein not misleading, and will reimburse the Corporation and such other Holder, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Corporation by the Holder and stated to be specifically for use therein; provided, however, that the obligations of the Holder hereunder shall be limited to an amount equal to the net proceeds to Holder of securities sold as contemplated herein.

         (c) Each party entitled to indemnification under this Section 10.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 10 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party may settle or agree to settle any claim or litigation as to which indemnification may be sought hereunder without the prior written consent of the


PAGE 8 - WARRANT TO PURCHASE COMMON SHARES

Indemnifying Party. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         (d) If the indemnification provided for in this Section 10.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with any underwritten public offering contemplated in connection with this Warrant are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

         (f) The foregoing indemnity agreement of the Corporation and Holder is subject to the condition that, insofar as they relate to any loss, claim, liability or damage arising out of a statement made in or omitted from a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or Holder if a copy of the Final Prospectus was furnished to the underwriter or Holder and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

10.5. Information by the Holder. Each of the Holders holding Warrant Stock included in any registration shall furnish to the Corporation such information regarding such Holder and the distribution proposed by such Holder as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 10.

10.6. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Corporation agrees to:


PAGE 9 - WARRANT TO PURCHASE COMMON SHARES

         (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144"), at all times;

         (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act; and

         (c) so long as the Holder owns any Warrant Stock, furnish to the Holder upon request, a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell such Warrant Stock without registration.

10.7. Assignment of Rights. A Holder may not assign any of its rights under this
Section 10 except in connection with the transfer of some or all of his, her or its Warrant Stock to:

         (a) a child or spouse, or trust for their benefit;

         (b) in the case of a partnership, to the partners of such partnership pursuant to a pro rata distribution; or

         (c) in the case of Periodontix, Inc., to the stockholders of Periodontix, Inc. or any holders of outstanding notes of Periodontix, Inc.,

provided each such transferee agrees in a written instrument delivered to the Corporation to be bound by the provisions of this Section 10.

Section 11. Law Governing. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                                               DEMEGEN, INC. ("Demegen")


                                               By:      /s/ Richard D. Ekstrom
                                               Name:    Richard D. Ekstrom
                                               Title:   President





PAGE 10 - WARRANT TO PURCHASE COMMON SHARES

WARRANT EXERCISE FORM


The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ______________ shares of Common Stock of Demegen, Inc. and hereby makes payment of $_________________ in payment therefor.



Date:


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